                                                                   EXHIBIT 10(c)






                           PEOPLES ENERGY CORPORATION

                     SHORT-TERM INCENTIVE COMPENSATION PLAN

                            ADMINISTRATIVE GUIDELINES

                                   FISCAL 2005






                                                                    OCTOBER 2004

                     SHORT-TERM INCENTIVE COMPENSATION PLAN

                            ADMINISTRATIVE GUIDELINES

                                   FISCAL 2005

         This document sets forth the Administrative Guidelines for fiscal 2005 established by the Compensation Committee under the Peoples Energy Corporation Short-Term Incentive Compensation Plan ("Plan").

Participants                       All full-time salaried employees of Peoples
                                   Energy Corporation or its subsidiaries who occupy a position in an officer salary grade prior to April 1, 2005.

Award Opportunities                The positions of participants are grouped by
                                   incentive award categories, I through III.
                                   The following schedule shows, for each
                                   incentive award category, the maximum award opportunity and the target award opportunity for fiscal 2005, each expressed as a percentage of a participant's annual base salary. Where a participant has substantial operating responsibility for a diversified business, the Chief Executive Officer may assign, to business unit measures for the participant, a maximum award opportunity that is different from the maximum award opportunity shown in the following schedule.
                                   Where a participant's maximum award
                                   opportunity is established by separate
                                   agreement with the participant, the maximum award opportunity for purposes of these guidelines shall be that established by such agreement.

                                                                                MAXIMUM AWARD            TARGET AWARD
                                                                                 OPPORTUNITY             OPPORTUNITY
 AWARD                                                                         (AS % OF ANNUAL          (AS % OF ANNUAL
CATEGORY                          POSITIONS                                      BASE SALARY)             BASE SALARY)
--------        ----------------------------------------------                 ---------------          ---------------
   I            Chairman, President and CEO                                          150%                      75%

   II           Exec. VP, Operations and President, PERC                             100%                      50%
                Senior VP and CFO
                President, PGL and NSG
                Senior VP, Business Services
                President, PEPCO

  III           Assistant General Counsel and Secretary                              75%                     37.5%
                VP and Treasurer
                VP and Controller
                VP, Risk Management
                VP, Administration
                VP, Corporate Communications
                VP, Human Resources
                VP, Information Technology Services
                VP, Gas Supply & Engineering
                VP, Gas Operations
                VP, Power Generation, PERC
                VP, Midstream Services, PERC
                VP, Peoples Energy Services
                VP, Exploration, PEPCO
                VP, Engineering & Operations, PEPCO
                VP, Land, PEPCO
                VP, Business Development, PEPCO


                                   Where an employee becomes eligible to
                                   participate in the Plan subsequent to the establishment of these Guidelines but prior to April 1 of fiscal 2005, the Chief Executive Officer shall notify the Committee of such employee's participation in the Plan and such employee's assignment to an award category consistent with the foregoing schedule, provided that an assignment to any category other than Category III shall be made by the Committee.

Performance/                       Each participant's award opportunity will be
Award                              segmented into several components, each tied
Components                         to no more than four financial performance
                                   measures and one operational measure
                                   for Gas Distribution and Peoples
                                   Energy Production participants. For
                                   Senior Management (the Chairman,
                                   President and CEO in Category I) the
                                   entire award opportunity will be
                                   tied to the corporate financial
                                   performance measures as indicated in
                                   the following table.

                                   Weighting of Corporate Financial Performance
                                                    Measures
                                             For Senior Management
                                   --------------------------------------------
                                                                     Operating
                                                                    Income from
                                                                      Energy
                                        EPS             ROE         Businesses
                                        ----            ----        -----------
                                        50.0%           25.0%          25.0%


                                   The other participants will have up to 50% of their award opportunity tied to the EPS corporate performance measure. The remaining percentage of their award opportunity will be tied to other corporate or business unit financial or operational measures.

                                   One component's performance will not directly affect the portion of the award opportunity earnable from another component.

Award Payment                      Incentive awards will be paid under the Plan
Trigger                            for fiscal 2005 only if Peoples Energy's net
                                   income for the year equals or exceeds the dividend and Peoples Energy does not omit or reduce its common stock dividend during the year.

Individual                         If a participant's overall performance is
Performance                        deemed unsatisfactory to some degree, a lower
Requirement                        incentive award or no incentive award will be
                                   paid.

Performance                        The Corporate Financial Measures, Business
Measures                           Unit Financial Measures and Business Unit
                                   Operation Measures are defined in detail in Appendix A.

                                   The financial measures will be based on the performance that occurs within fiscal 2005 and payout percentages will be prorated between levels. Performance under the measures will be determined in the manner described in Appendix A. For all applicable measures, any effect related to the outcome of the Reconciliation Proceeding or a change in Aquila's status (including downgrade or purchase of contract) will not be included in the results for the performance measure.

                                   The Chief Executive Officer will be
                                   responsible for the designation and
                                   evaluation of business unit measures.



Notice to                          At the beginning of fiscal 2005 or as soon as
Participants                       is practicable thereafter, each participant
                                   will be notified of his or her participation and receive a copy of these Administrative
                                   Guidelines, and a statement showing the
                                   participant's maximum award opportunity, the participant's target award opportunity, the performance measures that will be utilized to determine the participant's award for fiscal
                                   2005, and the weighting of the performance measures within the award opportunities.

Final Award                        The incentive award for a participant is
                                   computed as the sum of the awards earned based on corporate and/or business unit performance measures. The final award will be based on this computed award, adjusted up or down to reflect the participant's individual performance, such adjustment to be made at the sole discretion of the Compensation
                                   Committee for all participants other than the Chief Executive Officer. The final award for the Chief Executive Officer may be reduced from the computed award to reflect performance, such adjustment to be made at the sole discretion of the Compensation
                                   Committee subject to ratification by a
                                   majority of the non-employee and independent directors of the Board (as more fully described in the Plan). The final award for the Chief Executive Officer may not be increased from the computed award by a majority of all members of the Board who are not officers or employees of the Company. The final award for the Chief Executive Officer may not be increased from the computed award.
                                   It is intended that the final award for the CEO under these guidelines constitute
                                   "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue
                                   Code. Accordingly, these Administrative
                                   Guidelines shall be interpreted and
                                   administered in accordance with such
                                   intention.




Form and Timing                    Payments of awards will be made in cash as
Payments                           soon as practicable following the end of
                                   fiscal 2005.

                                                                      Appendix A

                CORPORATE AND BUSINESS UNIT PERFORMANCE MEASURES

PEC - ONGOING OPERATING (NON-GAAP) - EARNINGS PER SHARE

         Peoples Energy attainment of targeted, diluted Non-GAAP EPS for fiscal 2005. Represents diluted EPS before restructuring related pension costs.

LEVEL                      EPS                      PAYOUT % OF TARGET
-----                     -----                     ------------------
  1                       $____                            200%
  2                       $____                            150%
  3                       $____                            100%
  4                       $____                             75%
  5                       $____                             50%

PEC - RETURN ON EQUITY

         Consolidated return on 13-month average common equity using PEC fiscal 2005 consolidated ongoing operating (non-GAAP) net income before restructuring related pension costs. The balance of Other Comprehensive Income (OCI) - net of tax is excluded from common equity for this calculation.

LEVEL                     PEC ROE                    PAYOUT % OF TARGET
-----                     -------                    ------------------
  1                        ____%                           200%
  2                        ____%                           150%
  3                        ____%                           100%
  4                        ____%                            75%
  5                        ____%                            50%

CORPORATE COST CENTER RESPONSIBILITY COSTS

         Includes all costs under the control of corporate cost centers. This includes costs rebilled to other companies and amounts capitalized. This measure does not include restructuring related pension costs. Costs in millions of dollars.

LEVEL                     CORP. COSTS               PAYOUT % OF TARGET
-----                     -----------               ------------------
  1                          $____                         200%
  2                          $____                         150%
  3                          $____                         100%
  4                          $____                          75%
  5                          $____                          50%

OPERATING INCOME - DIVERSIFIED ENERGY BUSINESSES

         Operating income from PEC's diversified business segments: power generation, midstream services, retail energy services, oil and gas, and other. It does not include corporate segment operating costs or corporate financing costs. Operating income in millions of dollars.

LEVEL                OPERATING INCOME                PAYOUT % OF TARGET
-----                ----------------                ------------------
  1                        $____                            200%
  2                        $____                            150%
  3                        $____                            100%
  4                        $____                             75%
  5                        $____                             50%

GAS DISTRIBUTION - NORMALIZED OPERATING INCOME

         Award is based on pre-tax operating income from PGL and NSG. This operating income will include HUB operating income and be adjusted for weather variations. Operating income in millions of dollars.

LEVEL                   OPERATING INCOME             PAYOUT % OF TARGET
-----                   ----------------             ------------------
  1                          $____                          200%
  2                          $____                          150%
  3                          $____                          100%
  4                          $____                           75%
  5                          $____                           50%


GAS DISTRIBUTION - RESPONSIBILITY COSTS

         Includes all costs under the control of Gas Distribution cost centers. This excludes environmental costs recovered through Rider 11 and the provision for bad debt. Costs in millions of dollars.

LEVEL                 GAS DIST. COSTS                PAYOUT % OF TARGET
-----                 ---------------                ------------------
  1                        $____                            200%
  2                        $____                            150%
  3                        $____                            100%
  4                        $____                             75%
  5                        $____                             50%

GAS DISTRIBUTION OPERATING MEASURE

         Reduction in the number of calls offered to the PGL and NSG call centers

LEVEL                  CALLS OFFERED                PAYOUT % OF TARGET
-----                  -------------                ------------------
  1                        ____                            200%
  2                        ____                            150%
  3                        ____                            100%
  4                        ____                             75%
  5                        ____                             50%

         Increase in combined revenue for PGL and NSG generated through services billed via Cfirst, revenue collected from jobbing contracts and revenue collected from the leasing of construction heaters.

                      NON-TRADITIONAL
LEVEL                     REVENUE                   PAYOUT % OF TARGET
-----                 ---------------               ------------------
  1                        $____                           200%
  2                        $____                           150%
  3                        $____                           100%
  4                        $____                            75%
  5                        $____                            50%

OIL AND GAS - RETURN ON CAPITAL EMPLOYED

         Return on total capital investments each quarter, annualized, then averaged at the end of the year. The return will be calculated using the Oil & Gas segment's operating income (any other income would not be included) and the total capital investment, net of depreciation, from the consolidated balance sheet as disclosed in the 10-Q and 10-K. The calculation would include investments in equity investments.

LEVEL               OIL AND GAS - ROCI              PAYOUT % OF TARGET
-----               ------------------              ------------------
  1                        ____%                           200%
  2                        ____%                           150%
  3                        ____%                           100%
  4                        ____%                            75%
  5                        ____%                            50%


OIL & GAS - OPERATING INCOME

Operating income from the existing base assets, the capital program and the EnerVest Partnership. Operating income in millions of dollars.

                      OIL AND GAS
LEVEL               OPERATING INCOME                PAYOUT % OF TARGET
-----               ----------------                ------------------
  1                       $____                           200%
  2                       $____                           150%
  3                       $____                           100%
  4                       $____                            75%
  5                       $____                            50%

OIL AND GAS - DAILY AVERAGE PRODUCTION

         Annual average daily oil & gas production as measured on a MMCF per day gas equivalent basis for the fiscal year from the existing assets and capital program. Conversions will be based on 6 MCF of gas per BBL of oil.

                       OIL & GAS
LEVEL                  PRODUCTION                 PAYOUT % OF TARGET
-----                  ----------                 ------------------
  1                        ____                            200%
  2                        ____                            150%
  3                        ____                            100%
  4                        ____                             75%
  5                        ____                             50%



POWER GENERATION - OPERATING INCOME

Operating income from continuing operations. The sale of the western sites are not included in this measure. Operating income in millions of dollars.

                      POWER GENERATION
LEVEL                 OPERATING INCOME             PAYOUT % OF TARGET
-----                 ----------------             ------------------
  1                        $____                           200%
  2                        $____                           150%
  3                        $____                           100%
  4                        $____                            75%
  5                        $____                            50%

POWER GENERATION - SALE OF WESTERN SITES

         Gain on the sale of the western sites in millions of dollars.

                     POWER GENERATION
LEVEL             SALE OF WESTERN SITES             PAYOUT % OF TARGET
-----             ---------------------             ------------------
  1                       $____                            200%
  2                       $____                            150%
  3                       $____                            100%
  4                       $____                             75%
  5                       $____                             50%

MIDSTREAM SERVICES - OPERATING INCOME

Operating income, excluding the PGL Hub. Operating income in millions of dollars.

                    MIDSTREAM SERVICES
LEVEL                OPERATING INCOME             PAYOUT % OF TARGET
-----                ----------------             ------------------
  1                        $____                         200%
  2                        $____                         150%
  3                        $____                         100%
  4                        $____                          75%
  5                        $____                          50%

RETAIL ENERGY - OPERATING INCOME

         Operating income in millions of dollars.

                     RETAIL ENERGY
LEVEL               OPERATING INCOME        PAYOUT % OF TARGET
-----               ----------------        ------------------
  1                       $____                    200%
  2                       $____                    150%
  3                       $____                    100%
  4                       $____                     75%
  5                       $____                     50%

MIDWEST DIVERSIFIED ENERGY OPERATING INCOME

                  Operating income from Retail, Power, Midstream and Other segments excluding Hub but including the gain from the sale of the western sites. Operating income in millions of dollars.

                MIDWEST DIVERSIFIED
                 ENERGY OPERATING
LEVEL                 INCOME               PAYOUT % OF TARGET
-----           -------------------        ------------------
  1                    $____                      200%
  2                    $____                      150%
  3                    $____                      100%
  4                    $____                       75%
  5                    $____                       50%